SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement                [ ] Confidential, for Use of the
[ ] Definitive Additional Materials               Commission Only (as permitted)
[ ] Soliciting Material Pursuant to               by Rule 14a-6(e)(2)
    Rule 14a-11(c) or Rule 14a-12


                             BARNEYS NEW YORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        Not applicable
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not applicable.
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:  Not applicable.
        ------------------------------------------------------------------------
    (5) Total Fee Paid:  Not applicable.
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:  Not applicable.
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:  Not applicable.
        ------------------------------------------------------------------------
    (3) Filing Party:  Not applicable.
        ------------------------------------------------------------------------
    (4) Date Filed:  Not applicable.
        ------------------------------------------------------------------------

                             BARNEYS NEW YORK, INC.
                                575 FIFTH AVENUE
                               NEW YORK, NY 10017
                                 (212) 339-7300

-------------------------------------------------------------------------------

Notice Of Annual Meeting Of Stockholders To Be Held On            June 19, 2002
-------------------------------------------------------------------------------


To the Stockholders of
  BARNEYS NEW YORK, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders of Barneys New York, Inc. (the "Company") will be held at the offices of the Company, located at 1201 Valley Brook Avenue, Lyndhurst, New Jersey, on Wednesday, June 19, 2002 at 10:00 A.M. local time (the "Annual Meeting"), for the following purposes:

          1. To elect ten members of the Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal.

          2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending February 1, 2003.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The accompanying Proxy Statement contains further information with respect to these matters.

    Only stockholders of record on the books of the Company at the close of business on May 2, 2002 will be entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed. See the "Miscellaneous" section of the accompanying Proxy Statement as to the place where the list of stockholders may be examined.

    Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present at the Annual Meeting, please sign, date and return the enclosed Proxy to ensure that your shares are voted. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

                                        By Order of the Board of Directors

                                                 /s/ Marc H. Perlowitz

                                                 Marc H. Perlowitz
                                                     Secretary

May 2, 2002

          ------------------------------------------------------------
                        PLEASE MAIL YOUR PROXY . . . NOW!
                                    IMPORTANT
          WE HOPE THAT YOU CAN ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT DO SO PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.
          ------------------------------------------------------------

                             BARNEYS NEW YORK, INC.
                                575 FIFTH AVENUE
                               NEW YORK, NY 10017
                                 (212) 339-7300

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2002

    This statement is furnished to stockholders of Barneys New York, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company to be held at 1201 Valley Brook Avenue, Lyndhurst, NJ 07071 on June 19, 2002, at 10:00 A.M. Stockholders of record at the close of business on May 2, 2002 will be entitled to notice of and to vote at such meeting and at all adjournments thereof.

    Stockholders who execute proxies may revoke them at any time before they are voted by giving written notice of such revocation to the Secretary of the Company, by executing a later-voted proxy or by voting by ballot at the meeting. When a proxy is received, properly executed, prior to the meeting, the shares represented thereby will be voted at the meeting in accordance with the terms thereof.

    The complete mailing address of the Company's principal executive offices is 575 Fifth Avenue, New York, New York 10017. The approximate date on which this Proxy Statement and the form of Proxy were first sent or given to the stockholders of the Company was on or about May 8, 2002. The Annual Report of the Company for the year ended February 2, 2002, including audited financial statements, has been sent to each stockholder.

    Votes will be tabulated by American Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock, and the results will be certified by one or more inspectors of election who are required to resolve impartially any interpretive questions as to the conduct of the vote (the "Inspectors of Election"). In tabulating votes, a record will be made of the number of shares voted for each nominee or other matter voted upon, the number of shares with respect to which authority to vote for that nominee or such other matter has been withheld, and the number of shares held of record by broker-dealers and present at the Annual Meeting but not voting.

    All shares of Common Stock represented by properly executed proxies in the accompanying form will be voted at the Annual Meeting in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any such proxies do not contain voting instructions, the shares of Common Stock represented by such proxies will be voted FOR PROPOSALS 1 AND 2. The Board of Directors is not aware of any business to be brought before the Annual Meeting other than as indicated in the accompanying notice, but it is intended that, as to any other such business properly coming before the Annual Meeting, votes may be cast pursuant to such proxies in accordance with the judgment of the persons acting thereunder.

                                  VOTING RIGHTS

    On May 2, 2002, there were outstanding and entitled to vote 13,903,227 shares of Common Stock. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held on the record date of May 2, 2002. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum.

    At the record date, more than 5% of the Company's outstanding voting securities was beneficially owned by each of the persons named in the following table, and, other than as to Isetan Company Limited, is based upon filings pursuant to Section 13(d) under the Securities Exchange Act of 1934.

                                 Name And Address Of                  Amount And Nature Of          Percent
   Title Of Class                 Beneficial Owner                    Beneficial Ownership          Of Class
   --------------                 ----------------                    --------------------          --------
Common Stock          Whippoorwill Associates, Inc.,                          5,434.001.5(1)         39.1%
                      on behalf of its Discretionary Accounts
                      11 Martine Avenue
                      White Plains, New York  10606

Common Stock          Bay Harbour Management L.C.                             5,449.057.5(2)         39.2%
                      on behalf of its Managed Accounts
                      885 Third Avenue, 34th Floor
                      New York, New York 10022

Common Stock          Isetan Company Limited                                    913,061               6.6%
                      14-1 Shinjuku 3-Chome
                      Shinjuku-ku, Tokyo
                      Japan 160-0022

Common Stock          Shelley F. Greenhaus                                    5,464,001.5(3)         39.3%
                      c/o Whippoorwill Associates, Inc.

Common Stock          David A. Strumwasser                                    5,464,001.5(3)         39.3%
                      c/o Whippoorwill Associates, Inc.

Common Stock          Douglas P. Teitelbaum                                   5,479,057.5(4)         39.4%
                      c/o Bay Harbour Management L.C.
                      885 Third Avenue, 34th Floor
                      New York, New York 10022

Common Stock          Steven A. Van Dyke                                      5,479,057.5(4)         39.4%
                      c/o Bay Harbour Management L.C.
                      885 Third Avenue, 34th Floor
                      New York, New York 10022

---------------------

1 All of such shares are owned by various limited partnerships, a limited liability company, a trust and third party accounts for which Whippoorwill has discretionary authority and acts as general partner or investment manager. Bay Harbour and Whippoorwill have entered into a stockholders' agreement (the "Stockholders Agreement") with respect to their ownership in, and the voting of the capital stock of, the Company. The number of shares indicated as being beneficially owned by Whippoorwill (x) does not include the shares of Common Stock held by Bay Harbour which are the subject of the Stockholders Agreement and with respect to which Whippoorwill disclaims beneficial ownership and (y) includes 99,029.5 shares of Common Stock beneficially owned by Howard Socol which are the subject of a stockholders agreement dated as of January 8, 2001, pursuant to which Mr. Socol agreed to vote such shares at the direction of Whippoorwill.


2 All of such shares are owned directly by (i) BHB LLC, of which Bay Harbour is the manager, or (ii) certain of Bay Harbour's managed accounts. Bay Harbour and Whippoorwill have entered into a stockholders' agreement with respect to their ownership in, and the voting of the capital stock of, the Company. The number of shares indicated as being beneficially owned by Bay Harbour (x) does not include the shares of Common Stock held by Whippoorwill which are the subject of the Stockholders Agreement and with respect to which Bay Harbour disclaims beneficial ownership and (y) includes 99,029.5 shares of Common Stock beneficially owned by Howard Socol which are the subject of a stockholders agreement dated as of January 8, 2001, pursuant to which Mr. Socol agreed to vote such shares at the direction of Bay Harbour.

3 Includes all shares of Common Stock beneficially owned by Whippoorwill. Mr. Greenhaus is a principal, President and Managing Director and Mr. Strumwasser is a principal, Managing Director and General Counsel of Whippoorwill. Also includes 30,000 shares of Common Stock issuable pursuant to options granted to each of Messrs. Greenhaus and Strumwasser under the Company's Stock Option Plan for Non-Employee Directors (the "Director Option Plan").

4 Includes all shares of Common Stock beneficially owned by Bay Harbour. Messrs. Teitelbaum and Van Dyke are principals of Bay Harbour. Also includes 30,000 shares of Common Stock issuable pursuant to options granted to each of Messrs. Teitelbaum and Van Dyke under the Director Option Plan.

    In addition, there are 20,000 shares of Preferred Stock outstanding. The shares of Preferred Stock vote on all matters (other than the election of directors) with the Common Stock, together as a single class. The Barneys Employees Stock Plan Trust (whose address is c/o Barneys New York, Inc., 575 Fifth Avenue, New York, New York 10017) owns 15,000 shares (75%) of Preferred Stock, and Harry G. Wagner, an individual (whose address is 1609 New York Avenue, Huntington Station, NY 11746), owns 5,000 shares (25%) of Preferred Stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of May 2, 2002, the number of shares of Common Stock of the Company beneficially owned by each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group. Except as otherwise indicated all shares are owned directly.

                                                            Amount And Nature Of              Percent
Name Or Group                                               Beneficial Ownership(1)          Of Class
-------------                                               ---------------------            --------
Shelley F. Greenhaus...............................               5,464,001.5 (2)               39.3%
John Halpern.......................................                  30,000 (3),(4)              *
Yasuo Okamoto......................................                  30,000 (3)                  *
Allen I. Questrom..................................                  30,000 (3)                  *
Howard Socol.......................................                 198,059 (5)                  1.4%
Carl Spielvogel....................................                  30,000 (3)                  *
David A. Strumwasser...............................               5,464,001.5 (2)               39.3%
Robert J. Tarr, Jr.................................                  30,000 (3)                  *
Douglas A. Teitelbaum..............................               5,479,057.5 (2)               39.4%
Steven A. Van Dyke.................................               5,479,057.5 (2)               39.4%
Judith Collinson...................................                  32,000 (5)                  *
Thomas Kalenderian.................................                  32,000 (5)                  *
Michael Celestino..................................                  32,000 (5)                  *
Marc H. Perlowitz..................................                  32,000 (5)                  *
Directors and Executive Officers as a group
consisting of 18 persons...........................
                                                                 11,362,059                     81.7%

* Less than 1%.
------------------------------

1 The information as to securities owned by directors, nominees and executive officers was furnished to the Company by such directors, nominees and executive officers, including as to certain directors pursuant to Schedules 13D.


2 See footnotes under "Voting Rights" above.


3 Represents shares of Common Stock issuable upon exercise of options granted to non-employee directors under the Director Option Plan.


4 Halpern, Denny & Company, of which John Halpern is a partner, is a member of BHB LLC. Mr. Halpern disclaims beneficial ownership of any shares of Common Stock owned by BHB LLC.

5 Represents shares of Common Stock issuable upon exercise of options granted to executive officers pursuant to the Company's employee stock plan.

                            1. ELECTION OF DIRECTORS

    Ten directors are to be elected at the Annual Meeting to hold office until the Annual Meeting in 2003 and until their successors are elected and qualified. The nominees recommended by the Board of Directors of the Company are listed below. Should the nominees become unable to serve or otherwise be unavailable for election, it is intended that persons named in the Proxy will vote for the election of such persons as the Board of Directors may recommend in the place of such nominee. The Board of Directors knows of no reason why the nominees might be unable to serve or otherwise be unavailable for election. All of the nominees are presently members of the Board of Directors. There is currently one vacancy on the Board.

    Directors are elected by a plurality of the votes cast. Any shares not voted have no impact on the vote. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying Proxy to vote for the election of the nominees named below.

    The following table sets forth certain information with respect to the nominees.

                                      Age (at                                                       Became
            Name                 February 2, 2002)               Principal Occupation              Director
            ----                 -----------------               --------------------              --------
Howard Socol....................      56       Howard Socol has been the Chairman, President and      2001
                                               Chief Executive Officer of the Company since January
                                               2001.  Mr. Socol was the Chief Executive Officer of
                                               J. Crew Group, Inc., a retailer of women's and men's
                                               apparel, shoes and accessories, from February 1998
                                               through January 1999.  From 1969 to 1997 Mr. Socol
                                               served in various management positions at Burdine's,
                                               a division of Federated Department Stores, Inc.,
                                               becoming President in 1981 and Chairman and Chief
                                               Executive Officer in 1984, a position he held until
                                               his retirement in 1997.

Allen I. Questrom...............      61       Allen I. Questrom is Chairman and Chief Executive      1999
                                               Officer of J. C. Penney Company, Inc.  He resigned
                                               as President and Chief Executive Officer of the
                                               Company on September 15, 2000.  He resigned as
                                               Chairman of the Board of the Company on January 8,
                                               2001.  Mr. Questrom spent most of his 32 year career
                                               in retail with Federated Department Stores, Inc.
                                               rising from management trainee to become the
                                               corporation's youngest Chairman and Chief Executive
                                               Officer - first in 1980 of the Rich's division based
                                               in Atlanta, in 1984 of the Bullock's division based
                                               in Los Angeles and in 1990 of Federated Department
                                               Stores, Inc., a position which he held until May
                                               1997.  Mr. Questrom also served as President and
                                               Chief Executive Officer of the Dallas-based
                                               Neiman-Marcus Department Store Group from 1988 until
                                               1990.  He also serves as a member of the Board of
                                               AEA Investors and National Retail Federation; Board
                                               of Trustees of Boston University; and a member of
                                               the National Committee of the Whitney Museum of
                                               American Art in New York.

Shelley F. Greenhaus............      48       Shelley F. Greenhaus is a principal of Whippoorwill    1999
                                               Associates, Inc., an investment management firm
                                               ("Whippoorwill"), and has served as President and
                                               Managing Director of Whippoorwill since 1990.  From


                                       5

                                               January 1983 through August 1990, Mr. Greenhaus was
                                               a Vice President and Portfolio Manager (Distressed
                                               Securities) at Oppenheimer & Co., Inc.  Prior to
                                               that, from September 1981 to January 1983, Mr.
                                               Greenhaus was a Financial Analyst at W.R. Family
                                               Associates and from July 1978 through September
                                               1981, he was a Financial Analyst at Loeb Rhodes,
                                               Hornblower & Co. (Risk Arbitrage and Distressed
                                               Securities).  Mr. Greenhaus is a director of Marvel
                                               Enterprises, Inc., an entertainment based marketing
                                               and licensing company.

John Halpern....................      54       John Halpern is a partner of Halpern, Denny &          1999
                                               Company, a private equity investment firm.  Prior to
                                               that, Mr. Halpern was a founder of Bain & Company,
                                               the international consulting firm and served as its
                                               Vice Chairman until 1990.  Mr. Halpern serves on the
                                               Board of Directors of certain privately held
                                               companies.

Yasuo Okamoto...................      53       Yasuo Okamoto is a member of the law firm of Hughes,   1999
                                               Hubbard & Reed LLP.  Prior to joining Hughes,
                                               Hubbard & Reed LLP, Mr. Okamoto was a partner at
                                               Hill, Betts & Nash from 1980-1986.  Mr. Okamoto is
                                               presently a member of the Board of Directors of
                                               Nikon Americas, Inc.  From 1990 to 1997, Mr. Okamoto
                                               was a Lecturer at the Boston University School of
                                               Law.  Mr. Okamoto was elected to the Board of
                                               Directors as a designee of Isetan pursuant to an
                                               agreement among Isetan, Bay Harbour, Whippoorwill
                                               and the Company.  See "Agreements with Executive
                                               Officers and Related Transactions - Isetan."

Carl Spielvogel.................      73       Carl Spielvogel is the Chairman and Chief Executive    1999
                                               Officer of Carl Spielvogel Associates Inc., an
                                               investment management international counseling
                                               firm.  He served from August 2000 through April 2001
                                               as the United States Ambassador to the Slovak
                                               Republic.  He was the Chairman and Chief Executive
                                               Officer of United Auto Group from 1995 to 1998, and
                                               the Chairman and Chief Executive Officer of Backer
                                               Spielvogel Bates Worldwide, Inc., an international
                                               advertising company from 1979 to 1995.  Earlier, he
                                               was Vice Chairman of the Interpublic Group of
                                               Companies, Inc.  Mr. Spielvogel is a member of the
                                               Boards of Directors of Hasbro, Inc. and Interactive
                                               Data, Inc.

David A. Strumwasser............      50       David A. Strumwasser is a principal of Whippoorwill,   1999
                                               and has served as Managing Director and General
                                               Counsel of Whippoorwill since 1993.  From 1984
                                               through 1993, Mr. Strumwasser was a partner and
                                               co-head of the Bankruptcy and Reorganization
                                               Practice at Berlack, Israels & Liberman LLP.  Prior
                                               to that, he practiced bankruptcy law at Anderson,
                                               Kill & Olick from 1981 to 1984, and at Weil, Gotshal
                                               & Manges LLP from 1976 to 1979.  From 1979 to 1981,
                                               Mr. Strumwasser was an Assistant Vice President at


                                       6

                                               Citicorp Industrial Credit, Inc.  He is a director
                                               of Metropolis Realty Trust, Inc., a real estate
                                               investment trust.

Robert J. Tarr, Jr..............      58       Robert J. Tarr, Jr. is a professional director and     1999
                                               independent investor and was Chairman, Chief
                                               Executive Officer and President of HomeRuns.com,
                                               Inc. from February 2000 through September 2001.
                                               From January 1997 through February 2000, he was an
                                               independent investor and professional director.  He
                                               was the President, Chief Executive Officer and Chief
                                               Operating Officer of each of Harcourt General Inc.
                                               and the Neiman Marcus Group Inc. from November 1991
                                               to January 1997.  Prior to that he held a variety of
                                               positions with General Cinema Corporation, the
                                               predecessor of Harcourt General Inc., including
                                               President and Chief Operating Officer since 1984.
                                               Mr. Tarr presently serves on the Boards of Directors
                                               of John Hancock Financial Services, Inc. and WESCO
                                               International Inc.

Douglas P. Teitelbaum...........      36       Douglas P. Teitelbaum joined Bay Harbour Management    1999
                                               L.C., an investment management firm ("Bay Harbour")
                                               as a principal in April, 1996.  Prior to that time,
                                               Mr. Teitelbaum was a managing director in the High
                                               Yield and Distressed Securities Group at Bear
                                               Stearns, Inc. and previously a partner at
                                               Dabney/Resnick, Inc., a Los Angeles based distressed
                                               securities investment boutique.  Mr. Teitelbaum
                                               serves on the Boards of Directors of Swifty Serv
                                               Corp. and Planet Hollywood, Inc.

Steven A. Van Dyke..............      42       Steven A. Van Dyke joined Bay Harbour (and its         1999
                                               predecessor, Tower Investment Group) as a principal
                                               in 1986.  He is a Chartered Financial Analyst and is
                                               a member of both the Financial Analysts Society of
                                               Central Florida and the Association for Investment
                                               Management and Research.  Mr. Van Dyke serves on the
                                               Boards of Directors of Buckhead America, Swifty
                                               Serve Corp. and American Banknote Corporation.

    None of the directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, except as set forth above.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the annual compensation for services in all capacities to the Company for the 52 weeks ended February 2, 2002 and January 29, 2000 and the 53 week period ended February 3, 2001 (individually, a "Measuring Period") of the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company.

                                           Annual Compensation
                                           -------------------

          Name and                                                            Other Annual           All Other
     Principal Position        Measuring Period      Salary        Bonus      Compensation(1)     Compensation(2)
     ------------------        ----------------      ------        -----      -------------       -------------
Howard Socol                         2002         $   970,191   $      0           $89,484              $1,500
Chairman, President and              2001              76,923          0                 0                   0
Chief Executive Officer

Thomas Kalenderian                   2002             405,539         92,813             0              14,960
Executive Vice                       2001             385,064         89,250             0              13,310
President-Men's                      2000             380,332         52,419             0              13,310
Merchandising

Judith Collinson                     2002             391,596         92,813             0              15,460
Executive Vice                       2001             370,318         84,000             0              13,120
President - Women's                  2000             370,432         57,500             0              12,530
Merchandising

Michael Celestino                    2002             406,425         94,500             0              15,320
Executive Vice                       2001             378,247         58,000             0              13,310
President -- Store                   2000             349,300         29,000             0              13,310
Operations

Marc H. Perlowitz                    2002             351,526        100,500             0              15,320
Executive Vice President             2001             333,130         82,350             0              13,670
General Counsel and                  2000             319,101         75,938             0              13,670
Human Resources and
Secretary

--------
1 Other Annual Compensation includes auto, auto insurance, parking, professional fees paid on behalf of the executive and clothing and air travel allowances.

2 All other Compensation includes imputed life insurance, 401K match payments made by the Company, and contributions by the Company to the Company's Money Purchase Plan (a defined contribution plan).

                       OPTIONS GRANTED IN LAST FISCAL YEAR


    The following table sets forth information concerning options granted during the twelve months ended February 2, 2002 to the named executive officers.

                                                       Individual Grants
                            ----------------------------------------------------------------------

                             Number of
                            Securities       % of Total
                            Underlying    Options Granted   Exercise or
                              Options     to Employees in    Base Price   Expiration    Grant Date
Name                          Granted       Fiscal Year       ($/Share)        Date       Value
----                          -------       -----------       ---------        ----       -----
Thomas Kalenderian(1)         20,000             9%            $9.625       3/28/08       192,500

Judith Collinson(1)           20,000             9%            $9.625       3/28/08       192,500

Michael Celestino(1)          20,000             9%            $9.625       3/28/08       192,500

Marc H. Perlowitz(1)          20,000             9%            $9.625       3/28/08       192,500

    1 One-fifth of the options became exercisable on June 20, 2001 (the date of stockholder approval of the allocation of additional shares to the Stock Option Plan which were necessary for the grants), an additional one-fifth of the options became exercisable on March 28, 2002, the first anniversary of the date of the grant, and an additional one-fifth become exercisable on the second, third and fourth anniversaries of the date of grant.




                          FISCAL YEAR END OPTION VALUES

                                                                 Number of Securities     Value of Unexercised
                                                                Underlying Unexercised        In-the-Money
                                                                       Options              Options at Fiscal
                                  Shares                          at Fiscal Year-End          Year-End ($)/
                                Acquired on        Value           Exercisable (E)/         Exercisable (E)/
Name                            Exercise #      Realized ($)      Unexercisable (U)         Unexercisable (U)
----                           ------------     ------------    ---------------------     -------------------
Howard Socol                         0               0                198,059(E)                   0(E)

                                                                      594,175(U)                   0(U)
Thomas Kalenderian                   0               0                 20,000(E)                   0(E)

                                                                       40,000(U)                   0(U)
Judith Collinson                     0               0                 20,000(E)                   0(E)

                                                                       40,000(U)                   0(U)
Michael Celestino                    0               0                 20,000(E)                   0(E)

                                                                       40,000(U)                   0(U)
Marc H. Perlowitz                    0               0                 20,000(E)                   0(E)

                                                                       40,000(U)                   0(U)

                          COMPENSATION COMMITTEE REPORT

    The Compensation Committee is responsible for establishing and reviewing the salaries, compensation plans and other remuneration of the officers of the Company. The principal objectives of the Company's executive compensation are to
(i) compensate competitively its executive officers, (ii) attract and retain individuals important to the success of the Company, (iii) provide incentives that will motivate those executives and (iv) reward the Company's executives for achieving the business objectives of the Company over both the short and long terms.

    In each fiscal year, the Committee considers the recommendations of the Chief Executive Officer, which is supported by data generated by the Company's Human Resources Department for each component of compensation of the Company's executive officers. The Committee reviews those recommendations and then approves them or makes such modifications as it deems appropriate.

    Compensation Philosophy: The Company's compensation program applicable to all the executive officers is based on three primary elements:

    o        Base salary compensation
    o        Annual bonus incentive compensation
    o        Long term incentive compensation

    The Company's executives receive no other form of compensation other than customary benefits.

    Base Salary Compensation: The base salaries for the executive officers are determined based upon the responsibilities of the position, the experience level of the individual and the competitive conditions within the industry. The Company and the Compensation Committee consider the compensation paid to executive officers of comparable companies in the retail industry. Generally, adjusting those salaries for individual executive officers in each fiscal year, the Compensation Committee considers the financial performance of the Company in the prior fiscal year, the performance of the individual executive officer, any changed duties and responsibilities and the base salaries paid to individuals in comparable positions in other retail companies.

    Annual Bonus Incentive Compensation: The Compensation Committee and the Board of Directors approved the 2001 Employee Bonus Plan in which all executive officers other than the CEO are participants. The plan provides for a maximum bonus based on a percentage of an individual's salary reflecting his or her level within the Company. The amount of that maximum bonus payable to each participant is based on satisfaction of a combination of company and individual or business unit performance criteria. The bonus plan for fiscal 2001 was terminated as part of an expense reduction program initiated by the Company.

    Long Term Incentive Compensation: Both the Company's management and the Compensation Committee believe that significant stock ownership in the Company links the economic interest of stockholders and management and, therefore, is a major incentive for management. The Company's long term incentive plan is designed to provide the recipient with a proprietary interest in the growth and performance of the Company and the value of its shares. The Compensation Committee recommends grants of stock options to executive officers in accordance with the terms of the Employee Stock Option Plan. All executive officers are participants in the Employee Stock Option Plan. The participants in the Employee Stock Option Plan and the level of participation are determined by the Compensation Committee, consisting of David Strumwasser, Robert Tarr, Jr. and Douglas Teitelbaum. The terms of Mr. Socol's participation in the Employee Stock Option Plan are also governed by his Employment Agreement.

    CEO Compensation: Mr. Socol was elected Chairman, President and Chief Executive Officer of the Company in January 2001. The terms of his employment agreement are discussed in the Executive Compensation section of this Proxy Statement. The Compensation Committee believes that the compensation provided in that agreement is comparable in value to the prevailing competitive marketplace for companies similarly situated.

    Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits a publicly-held corporation's deduction for compensation paid to certain executive officers in excess of $1 million per executive per taxable year, unless the compensation qualifies as "performance based" compensation. The Company believes that the options granted under the Employee Stock Option Plan at a time when the Compensation Committee consists only of outside directors (within the meaning of Section 162(m) of the Code) should qualify for this exemption. As of today, annual cash compensation to be received by any executive officer, other than Mr. Socol, has been far below the $1 million threshold. With respect to the stock options granted to Mr. Socol and discussed below in Agreements With Executive Officers, the Company obtained the requisite stockholder approval for purposes of Section 162(m), and the Company believes these options will qualify for the exemption under Section 162(m).

                                COMPENSATION COMMITTEE

                                David Strumwasser
                                Robert J. Tarr, Jr.
                                Douglas Teitelbaum




                             AUDIT COMMITTEE REPORT

    The Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended February 2, 2002 with the Company's management and the Company's independent auditors, Ernst & Young LLP. The Company's management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

    In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Further, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the auditors' independence from the Company and its management.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on From 10-K for the fiscal year ended February 2, 2002 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

                                 Robert J. Tarr, Jr., Chairman
                                 Carl Spielvogel




                            COMPENSATION OF DIRECTORS

    Each of the three independent directors, Allen Questrom, Robert J. Tarr, Jr. and Carl Spielvogel, shall receive an annual fee of $50,000 for his services as a director. All non-employee directors participate in the Company's Stock Option Plan for Non-Employee Directors (the "Director Option Plan"). The options granted under the Director Option Plan are exercisable at the fair market value (as determined by the Board of Directors) and expire ten years after the date of grant. These options are exercisable (i) as to one-half of the total number of shares subject to the grant on the date of grant, and (ii) as to the remaining shares subject to the grant on the first anniversary of the date of grant. Pursuant to the Director Option Plan, each Eligible Director (as defined in the Director Option Plan) was granted an option on March 11, 1999 to purchase 5,000 shares of Common Stock upon their initial appointment to the Board of Directors, at an exercise price of $8.68 per share, one-half of which vested on issuance, and one-half of which vested on March 11, 2000. On the date of the annual stockholders' meeting which takes place after the initial grant, each Eligible Director may, at the discretion of the Board of Directors, be granted an option to purchase additional shares of Common Stock, provided such grantee is an Eligible Director in office immediately following such annual meeting. On June 20, 2001, each Eligible Director was granted an additional option to purchase 25,000 shares of Common Stock at an exercise price of $9.625 per share, one half of which vested on issuance and one half of which will vest on June 20, 2002. As of May 2, 2002, 12,500 shares remain available for issuance under the Director Option Plan.



                       AGREEMENTS WITH EXECUTIVE OFFICERS
                            AND RELATED TRANSACTIONS

    Agreement with Howard Socol. Pursuant to an agreement between the Company and Howard Socol dated as of January 8, 2001, Mr. Socol serves as Chairman of the Board of directors, President and Chief Executive Officer of the Company through January 31, 2004. Mr. Socol's base salary is $1,000,000 per year. In addition, for the periods commencing February 1, 2001, Mr. Socol is entitled to an annual performance bonus of up to 125% of his base salary. The amount of the performance bonus for the fiscal year beginning on February 1, 2001, was guaranteed to be $1,000,000. Mr. Socol was granted options to purchase 792,234 shares of Common Stock, representing 5% of the outstanding shares of the Company's Common Stock on a fully-diluted basis, which will vest over the term of his employment. These options are exercisable at a price of $9.625 per share. The stock options are exercisable until the earlier of (a) January 7, 2007 and
(b) the second anniversary of Mr. Socol's termination of employment, if such termination occurs before January 31, 2004, by the Company with cause, by Mr. Socol without good reason or because of Mr. Socol's death or disability. Upon a termination of employment by the Company without cause or by Mr. Socol for good reason, or upon a change of control of the Company, all stock options will fully vest. In addition, a portion of the stock options will vest upon Mr. Socol's death or disability. Upon a termination of employment by the Company without cause or by Mr. Socol for good reason, Mr. Socol will also be entitled to a cash payment equal to (a) all accrued and unpaid (1) salary and (2) bonus through the termination date, and (b) the amount by which $750,000 exceeds item (a)(1) above for the portion of the fiscal year preceding the termination date. In addition to the cash payment set forth in the preceding sentence, Mr. Socol would be entitled to participate in the Company's benefit plans for six months following a termination of employment by the Company without cause or by Mr. Socol for good reason.

    The Company also granted Mr. Socol certain registration rights with respect to his shares of Common Stock. Bay Harbour, Whippoorwill and Mr. Socol have agreed to provide each other certain co-sale rights in connection with any sales of their Common Stock. Mr. Socol also agreed to vote half of his shares as directed by Bay Harbour and half as directed by Whippoorwill.

    Employee Severance Plan. The Company has implemented an employee severance plan (an "ESP"). The ESP covers all salaried employees but does not include Mr. Socol. The severance benefits under the ESP are triggered by either (a) an involuntary termination of employment for any reason other than for cause or (b) a voluntary termination as a result of either (i) a substantial diminution of the employee's responsibilities and duties, or (ii) a substantial reduction in salary, in either case within 12 months of certain events constituting a change in control of the Company. The amount of severance payable depends on a participant's position and the number of years of service, ranging from one week to one month for each year of service. The severance payments range from a minimum of two weeks salary to a maximum of 12 months salary.

    401(k) and Money Purchase Plan. Through December 2001, the Company maintained both a 401(k) Savings Plan and a Money Purchase Plan. All employees of the Company except for certain employees covered by specific collective bargaining agreements, were eligible to participate in both plans. Pursuant to the terms of the 401(k) Plan, eligible participating employees may elect to contribute between 1% and 13% of their annual compensation up to the annual dollar limits set by the Internal Revenue Service. The Company will match 50% of the first 6% of the participant's elective contributions resulting in a maximum of 3% of total compensation. Effective January 2002, the Company amended the 401(k) Plan and the Money Purchase Plan. Prior to the effective date of the amendments, contributions to the Money Purchase Plan were made 100% by the Company in an amount equal to 3% of a participant's eligible compensation for the year in question subject to a specified cap. In addition, the 401(k) included a profit sharing feature whereby the Company could make a discretionary contribution of up to 3% of a participant's eligible compensation. The determination of whether or not a contribution is made and, if so, the amount of same, is determined by the Compensation Committee. Pursuant to the amendments, the following occurred: 1) further contributions to the Money Purchase Plan were eliminated commencing with contributions for the 2002 plan year, 2) the plans were consolidated with the new plan now called the Barneys New York Retirement Plan, 3) the adding of a non-discretionary contribution of 1.5% of a participant's eligible compensation for the year in question subject to a specified cap and 4) an increase in the maximum discretionary contribution from 3% to 4% of a participant's eligible compensation.

    Registration Rights Agreement. On January 28, 1999, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Bay Harbour, Whippoorwill and Isetan, pursuant to which each of Bay Harbour and Whippoorwill are entitled to exercise up to two demand registrations and unlimited short-form demand and piggyback registration rights. In addition, Isetan was granted piggyback registration rights.

    Isetan. In connection with the Company's bankruptcy reorganization, the Company entered into various agreements and arrangements with Isetan and certain of its affiliates. In connection with the consummation of the plan of reorganization, (x) each of Whippoorwill and Bay Harbour have agreed, for a period of five years from January 29, 1999, to vote, or cause to be voted, all shares of Common Stock held by it in favor of the election of one director designated by Isetan to the Company's Board of Directors, and (y) the Company has agreed to cause such designee to be elected to the Board of Directors of the Company's subsidiary, Barney's, Inc. Yasuo Okamoto is the director designated by Isetan. In addition, Isetan may designate one individual to attend all meetings of the Company's Board of Directors in a non-voting observer capacity.

    Equipment Lessors. Whippoorwill owns a beneficial interest of approximately 25% in a holder of a note issued to one of the Company's prior equipment lessors in connection with its bankruptcy reorganization, which note is in an aggregate principal amount of $34,232,500.



                             ADDITIONAL INFORMATION

    There is no current public trading market for the Common Stock.

    The Board of Directors of the Company met four times during the fiscal year ended February 2, 2002. Among its standing committees, the Company has an Audit Committee and a Compensation Committee.

    Audit Committee: The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board, and as part of its duties it recommends to the Board the selection of the Company's independent auditors, analyzes the reports of such auditors, periodically reviews the adequacy of the Company's internal financial controls, periodically reviews the terms of material transactions between the Company and its affiliates and subsidiaries, and makes such recommendations to the Board with respect thereto as such committee may deem advisable. The Audit Committee has considered whether the independent auditors' provision of information technology services and other non-audit services to the Company is compatible with maintaining the auditors' independence. The members are Robert J. Tarr, Jr. and Carl Spielvogel, both of whom are "independent" under the listing standards of the National Association of Securities Dealers. The Audit Committee met three times in fiscal 2001. The Board has adopted a written charter for the Audit Committee.

    Compensation Committee: The Compensation Committee consists of three directors, and its function includes management compensation matters. The Compensation Committee currently consists of David Strumwasser, Robert Tarr, Jr. and Douglas Teitelbaum.

    There are no family relationships between any nominee, director or executive officer of the Company.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 16(a) of the Exchange Act requires that each director and executive officer of the Company and each person owning more than 10% of the Common Stock report his or its initial ownership of the Common Stock and any subsequent changes in that ownership to the Commission. The Company is required to disclose in this Proxy Statement any late filings of such reports with respect to the most recent fiscal year.

    Based solely upon a review of copies of forms furnished to the Company or written representations from certain reporting persons that no Form 5 filings were required, the Company believes that during fiscal 2001, all such Section 16(a) filing requirements were timely satisfied.

                           2. APPOINTMENT OF AUDITORS

    It is proposed that the stockholders ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending February 1, 2003. Ernst & Young LLP have been the independent auditors of the Company since 1996. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Audit Fees

    Ernst & Young LLP billed the Company $349,000 for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended February 2, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

Financial Information System Design and Implementation Fees

    Ernst & Young LLP rendered no professional services to the Company during the fiscal year ended February 2, 2002 with respect to financial information systems design and implementation.

All Other Fees

    In addition to the fees set forth above, Ernst & Young LLP billed the Company $41,000 for audit related services and $43,000 for tax related services rendered to the Company during the fiscal year ended February 2, 2002.

    The Board of Directors recommends that the accompanying Proxy be voted in favor of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending February 1, 2003. An affirmative vote of the holders of a majority of the shares present at the meeting in person or by proxy is required for approval.


                                  MISCELLANEOUS

    The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in the Notice properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    A list of the Company's stockholders as of the record date for the meeting will be available at the New York City offices of the Company for examination by any stockholder, for purposes germane to the meeting, during ordinary business hours, for ten days prior to the date of the meeting.

    All shares represented by the accompanying Proxy given prior to the meeting will be voted in the manner specified therein. Proxy cards returned without specification will be voted in accordance with the recommendation of the Board of Directors. The shares of stockholders who have properly withheld authority to vote for the nominees proposed by the Board of Directors (including broker non-votes) will not be counted toward achieving a plurality. As to any matters which may come before the meeting other than those specified above, the Proxy holders will be entitled to exercise discretionary authority. The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy will constitute a quorum at the Annual Meeting.

    For purposes of this meeting, except for the election of directors, which requires a plurality vote, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting for a particular matter is required for the matter to be deemed an act of the stockholders. With respect to abstentions, the shares are considered present at the meeting for the particular matter, but since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are not considered present at the meeting for the particular matter as to which the broker withheld its vote. Consequently, broker non-votes are not counted in respect of the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.



                            PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Company no later than January 21, 2003 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. Such proposals should be addressed to Marc H. Perlowitz, Secretary, Barneys New York, Inc., 575 Fifth Avenue, New York, NY 10017.

     If any stockholder wishes to present a proposal to the Company's 2003 Annual Meeting that is not included in the Company's proxy statement for that meeting and fails to submit such proposal on or before March 18, 2003, then the persons named as proxies in the Company's proxy card accompanying the proxy statement for the 2003 Annual Meeting will be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the Company's proxy statement for the 2003 Annual Meeting.

                            EXPENSES OF SOLICITATION

    The Company will bear the cost of the solicitation of Proxies. In addition to the use of the mails, proxies may be solicited by the executive employees and directors of the Company personally, by telephone or by telecopy. The Company has retained The Altman Group to assist in the solicitation of proxies for a fee of $6,000, plus reimbursement of out-of-pocket expenses. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.

    BARNEYS NEW YORK, INC. WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 2, 2002, WITHOUT EXHIBITS, WITHOUT CHARGE TO EACH PERSON WHO FORWARDS A WRITTEN REQUEST THEREFOR, INCLUDING A REPRESENTATION THAT SUCH PERSON WAS A BENEFICIAL HOLDER OF COMMON STOCK OF BARNEYS NEW YORK, INC. ON MAY 2, 2002, TO MARC H. PERLOWITZ, SECRETARY, BARNEYS NEW YORK, INC., 575 FIFTH AVENUE, NEW YORK, NY, 10017.

Dated:  May 2, 2002                 By Order of the Board of Directors

                                    /s/ Marc H. Perlowitz

                                    Marc H. Perlowitz
                                    Secretary

                             BARNEYS NEW YORK, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS-JUNE 19, 2002

The undersigned hereby appoints Marc H. Perlowitz and Steven M. Feldman or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Barneys New York, Inc.

The shares represented by this proxy will be voted for proposals 1 and 2 and in accordance with item 3 if no instruction to the contrary is indicated, or if no instruction is given.

                  (continued and to be signed on reverse side)

                      Please mark, sign, date and mail your

            proxy card in the envelope provided as soon as possible!


                             BARNEYS NEW YORK, INC.

                                  June 19, 2002




            |                                                          |
            |     Please Detach and Mail in the Envelope Provided      |
           \|/                                                        \|/








 A [X]         Please mark your
               votes as in this
               example

              FOR        WITHHELD                                                                        FOR    AGAINST     ABSTAIN
1. Election   [ ]          [ ]            Nominees:  Howard Socol           2. To ratify the appointment [ ]      [ ]         [ ]
   of                                                Allen I. Questrom        of Ernst & Young LLP as
   directors.                                        Shelley F. Greenhaus     independent auditors for
                                                     John Halpern             the Company for the fiscal
                                                     Yasuo Okamoto            year ending February 1,
                                                     Carl Spielvogel          2003.
                                                     David A. Strumwasser
FOR, except vote withheld from the following         Robert J. Tarr, Jr.
nominees:                                            Douglas P. Teitelbaum
                                                     Steven A. Van Dyke

--------------------------------------------
                                                                            3. In their discretion, to act upon such
                                                                            other matters as may properly come before
                                                                            the meeting or any adjournment thereof.

                                                                            PLEASE MARK, SIGN DATE AND RETURN THE PROXY
                                                                            CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.



SIGNATURE(S) (if held jointly)                                                                         DATE:      , 2002
                               ----------------------------------------------------------------------       ------

NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the names of two or more persons, all should sign.